UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

BioMarin Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

770 Lindaro Street, San Rafael, California	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 506-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Base Indenture and Supplemental Indentures

On October 15, 2013, BioMarin Pharmaceutical Inc. (the “Company”) closed the sale of $375,000,000 aggregate principal amount of the Company’s 0.75% Senior Subordinated Convertible Notes due 2018 (the “2018 Notes”) and $375,000,000 aggregate principal amount of the Company’s 1.50% Senior Subordinated Convertible Notes due 2020 (the “2020 Notes” and, together with the 2018 Notes, the “Notes”) pursuant to an underwriting agreement, dated October 8, 2013 (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein. The Company received net proceeds from the sale of the Notes of $727,500,000, after deducting the underwriting discount. The Notes were offered and sold pursuant to the Company’s Registration Statement (the “Registration Statement”) on Form S-3ASR (Registration No. 333 - 191604), which became effective October 7, 2013, and the preliminary Prospectus Supplement, dated October 7, 2013, pursuant to Rule 424(b) under the Act included in the Registration Statement (the “Base Prospectus”), as supplemented by a prospectus supplement dated October 8, 2013 (the “Prospectus Supplement”). In connection with the pricing of the Notes and the exercise in full of their overallotment option by the underwriters, the Company entered into privately-negotiated capped call transactions with Bank of America, N.A., Morgan Stanley & Co. LLC and Barclays Bank PLC (the “Capped Call Transactions”).

The Notes are governed by the terms of a base indenture (the “Base Indenture”), as supplemented by the first supplemental indenture relating to the 2018 Notes (together with the Base Indenture, the “2018 Indenture”) and the second supplemental indenture relating to the 2020 Notes (together with the Base Indenture, the “2020 Indenture”; the 2018 Indenture and the 2020 Indenture being collectively referred to as the “Indentures”), between the Company and Wilmington Trust, National Association (the “Trustee”), each of which were entered into on October 15, 2013.

A description of the terms and conditions of the Notes, the Indentures and the Capped Call Transactions has been previously reported in the sections entitled “Description of the Notes” and “Description of the Capped Call Transactions” in the Prospectus Supplement and in the section entitled “Description of Debt Securities” in the Base Prospectus, included in the Registration Statement, and is incorporated herein by reference.

The summaries of the Underwriting Agreement and the Capped Call Transactions are qualified in their entirety by reference to the descriptions thereof in Item 1.01 of the Company’s Current Report on Form 8-K dated October 11, 2013 and filed with the Securities and Exchange Commission on October 11, 2013, and the full text of the Underwriting Agreement and the capped call confirmations in Exhibit 1.1 and Exhibits 10.1 through 10.12, respectively, thereto, and are incorporated herein by reference. The summaries of the Indentures and the Notes are qualified in their entirety by reference to the full text of the Indentures and the forms of the Notes. The Base Indenture, the 2018 Indenture, the 2020 Indenture and the forms of the 2018 Notes and the 2020 Notes are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, hereto and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

In connection with the offering of the Notes, the Company is filing the opinion and consent of its counsel, Paul Hastings LLP, regarding the validity of the securities being registered as Exhibits 5.1 and 23.1 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Indenture, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.2	First Supplemental Indenture relating to the 2018 Notes, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.3	Second Supplemental Indenture relating to the 2020 Notes, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.4	Form of 0.75% Senior Subordinated Convertible Notes due 2018 (included in Exhibit 4.2).

Exhibit 4.5	Form of 1.50% Senior Subordinated Convertible Notes due 2020 (included in Exhibit 4.3).

Exhibit 5.1	Opinion of Paul Hastings LLP.

Exhibit 23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioMarin Pharmaceutical Inc., a Delaware corporation

Date: October 15, 2013	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit 4.1	Indenture, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.2	First Supplemental Indenture relating to the 2018 Notes, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.3	Second Supplemental Indenture relating to the 2020 Notes, dated October 15, 2013, between BioMarin Pharmaceutical Inc. and the Trustee.

Exhibit 4.4	Form of 0.75% Senior Subordinated Convertible Notes due 2018 (included in Exhibit 4.2).

Exhibit 4.5	Form of 1.50% Senior Subordinated Convertible Notes due 2020 (included in Exhibit 4.3).

Exhibit 5.1	Opinion of Paul Hastings LLP.

Exhibit 23.1	Consent of Paul Hastings LLP (included in its opinion filed as Exhibit 5.1 hereto).